EXHIBIT 99.36

                                 MORGAN STANLEY
                                  IXIS 2005-HE4
                                   FIXED RATE
                                   795 RECORDS
                               BALANCE: 91,029,162

TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level - LTV over 85


1. DOCUMENTATION LEVEL

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      % OF
                                                                     MORGAGE
                                                   AGGREGATE         POOL BY        AVG        WEIGHTED
                                     NUMBER         CUT-OFF         AGGREGATE     MORTGAGE     AVERAGE      WEIGHTED
                                       OF             DATE           CUT-OFF        LOAN        GROSS       AVERAGE       WEIGHTED
                                    MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL     INTEREST     ORIGINAL       AVERAGE
Documentation Level                  Loans          Balance          Balance      Balance        Rate         LTV        FICO Score
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                     451      56,842,357.00         62.44      126,036.00      7.490        69.52          631
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                   329      33,084,251.00         36.34      100,560.00      8.802        53.23          655
-----------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                   15       1,102,554.00          1.21       73,504.00      9.563        43.18          627
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 795      91,029,162.00        100.00      114,502.00      7.992        63.28          640
-----------------------------------------------------------------------------------------------------------------------------------


2. CREDIT SCORE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORGAGE
                                                AGGREGATE           POOL BY        AVG         WEIGHTED
                                     NUMBER      CUT-OFF           AGGREGATE     MORTGAGE      AVERAGE      WEIGHTED
                                       OF          DATE             CUT-OFF        LOAN         GROSS       AVERAGE       WEIGHTED
                                    MORTGAGE    PRINCIPAL          PRINCIPAL    PRINCIPAL      INTEREST     ORIGINAL       AVERAGE
Credit Score                         Loans       Balance            Balance      Balance         Rate         LTV        FICO Score
-----------------------------------------------------------------------------------------------------------------------------------
481 - 500                              1         235,272.00          0.26       235,272.00       10.490       57.50          500
-----------------------------------------------------------------------------------------------------------------------------------
501 - 520                             16       2,039,609.00          2.24       127,476.00        8.880       66.38          514
-----------------------------------------------------------------------------------------------------------------------------------
521 - 540                             18       2,157,848.00          2.37       119,880.00        8.314       69.71          528
-----------------------------------------------------------------------------------------------------------------------------------
541 - 560                             22       2,351,690.00          2.58       106,895.00        8.243       72.85          553
-----------------------------------------------------------------------------------------------------------------------------------
561 - 580                             44       4,799,992.00          5.27       109,091.00        8.033       70.35          571
-----------------------------------------------------------------------------------------------------------------------------------
581 - 600                             78       8,719,185.00          9.58       111,784.00        7.906       66.13          590
-----------------------------------------------------------------------------------------------------------------------------------
601 - 620                            106      11,804,436.00         12.97       111,363.00        8.294       63.31          612
-----------------------------------------------------------------------------------------------------------------------------------
621 - 640                            145      13,843,505.00         15.21        95,472.00        8.545       55.67          630
-----------------------------------------------------------------------------------------------------------------------------------
641 - 660                            126      15,431,030.00         16.95       122,468.00        7.736       61.12          649
-----------------------------------------------------------------------------------------------------------------------------------
661 - 680                             80      10,773,110.00         11.83       134,664.00        7.626       65.42          669
-----------------------------------------------------------------------------------------------------------------------------------
681 - 700                             57       6,003,601.00          6.60       105,326.00        7.833       62.87          690
-----------------------------------------------------------------------------------------------------------------------------------
701 - 720                             46       5,248,818.00          5.77       114,105.00        7.496       61.51          710
-----------------------------------------------------------------------------------------------------------------------------------
721 - 740                             25       3,614,352.00          3.97       144,574.00        7.819       68.54          728
-----------------------------------------------------------------------------------------------------------------------------------
741 - 760                             13       1,628,888.00          1.79       125,299.00        7.432       67.56          749
-----------------------------------------------------------------------------------------------------------------------------------
761 - 780                             12       1,174,962.00          1.29        97,913.00        7.784       60.33          769
-----------------------------------------------------------------------------------------------------------------------------------
781 - 800                              4       1,033,462.00          1.14       258,365.00        6.743       74.85          794
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                              2         169,403.00          0.19        84,701.00        9.246       20.00          811
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               795      91,029,162.00        100.00       114,502.00        7.992       63.28          640
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 816
Non-Zero Weighted Average: 640


3. RANGE OF ORIGINAL LTV RATIOS (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       % OF
                                                                      MORGAGE
                                                    AGGREGATE         POOL BY        AVG        WEIGHTED
                                      NUMBER         CUT-OFF         AGGREGATE     MORTGAGE     AVERAGE      WEIGHTED
                                        OF             DATE           CUT-OFF        LOAN        GROSS       AVERAGE      WEIGHTED
                                     MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL     INTEREST     ORIGINAL      AVERAGE
Range of Original LTV Ratios (%)      Loans          Balance          Balance      Balance        Rate         LTV       FICO Score
-----------------------------------------------------------------------------------------------------------------------------------
<= 10.00                                28         614,311.00          0.67       21,940.00       10.528         8.04         644
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                           26       1,465,162.00          1.61       56,352.00       10.006        14.40         656
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                          317      18,677,982.00         20.52       58,921.00       10.531        19.95         655
-----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                           12         920,734.00          1.01       76,728.00       10.138        22.56         669
-----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                            4         403,315.00          0.44      100,829.00        8.289        28.13         576
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                            2         161,209.00          0.18       80,604.00        7.166        34.15         684
-----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                            6         349,538.00          0.38       58,256.00        9.450        37.45         572
-----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                            9         991,924.00          1.09      110,214.00        7.122        43.76         634
-----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                            6         910,213.00          1.00      151,702.00        6.794        46.70         639
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                           16       1,627,972.00          1.79      101,748.00        7.764        52.90         576
-----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                           13       2,295,833.00          2.52      176,603.00        7.309        58.08         600
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                           28       4,806,141.00          5.28      171,648.00        7.134        63.30         622
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                           31       5,135,804.00          5.64      165,671.00        7.443        68.76         600
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                           28       6,816,941.00          7.49      243,462.00        6.698        73.13         626
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                          134      24,681,588.00         27.11      184,191.00        7.013        79.71         645
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                           41       7,330,489.00          8.05      178,792.00        7.408        84.29         618
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                           61       9,981,380.00         10.97      163,629.00        7.321        89.58         668
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                           23       2,933,067.00          3.22      127,525.00        7.962        94.91         639
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                          10         925,558.00          1.02       92,556.00        8.525        99.53         702
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 795      91,029,162.00        100.00      114,502.00        7.992        63.28         640
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.00
Maximum: 100.00
Weighted Average: 63.28


4. DOCUMENTATION LEVEL - LTV OVER 85

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      % OF
                                                                     MORGAGE
                                                   AGGREGATE         POOL BY        AVG        WEIGHTED
                                     NUMBER         CUT-OFF         AGGREGATE     MORTGAGE     AVERAGE      WEIGHTED
                                       OF             DATE           CUT-OFF        LOAN        GROSS       AVERAGE       WEIGHTED
                                    MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL     INTEREST     ORIGINAL       AVERAGE
Documentation Level - LTV over 85    Loans          Balance          Balance      Balance        Rate         LTV        FICO Score
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                     75      11,164,287.00         80.67      148,857.00        7.459        91.30         659
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                   18       2,549,936.00         18.42      141,663.00        7.921        91.79         688
-----------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                   1         125,782.00          0.91      125,782.00        6.750        90.00         616
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 94      13,840,006.00        100.00      147,234.00        7.538        91.37         664
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.